                                                                    EXHIBIT 10.3

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The securities represented by this Debenture have not been registered under the
Securities Act of 1933, as amended ("Act"), or applicable state securities laws ("State Acts") and shall not be sold, hypothecated, donated or otherwise transferred unless the Company shall have received an opinion of legal counsel for the Company, or such other evidence as may be satisfactory to legal counsel for the Company, to the effect that any such transfer shall not require registration under the Act and the State Acts.
________________________________________________________________________________

                              LA-MAN CORPORATION

                          8.75% CONVERTIBLE DEBENTURE

$1,750,000                                                                 NO. 2
                         DATE OF ISSUE: MARCH 2, 1998

     LA-MAN CORPORATION, a Nevada corporation (the "Company" or "Borrower"), for value received, promises to pay to:

                          Compass Bank, Custodian FBO
                   RENAISSANCE US GROWTH & INCOME TRUST PLC

or to its order, (together with any assignee, jointly or severally, the "Holder" or "Lender") on or before March 2, 2005 (the "Due Date") (unless this Debenture shall have been sooner called for redemption or presented for conversion as herein provided), the sum of ONE MILLION SEVEN HUNDRED FIFTY THOUSAND DOLLARS ($1,750,000) (the "Principal Amount") and to pay interest on the unpaid Principal Amount at the rate of 8.75% per annum. All payments of both principal and interest shall be made at the address of the Holder hereof as it appears in the books and records of the Borrower, or at such other place as may be designated by the Holder hereof.

     1.  INTEREST:  Interest on the Principal Amount outstanding from time to
         ---------
time shall be payable in monthly installments commencing April 1, 1998, and subsequent payments shall be made on the first day of each month thereafter until the Principal Amount and all accrued and unpaid interest shall have been paid in full. Overdue principal and interest on the Debenture shall bear interest at the maximum rate permitted by applicable law.

     2.  MATURITY:  If not sooner paid, redeemed or converted, this Debenture
         ---------
shall mature on March 2, 2005 at which time the remaining unpaid Principal Amount, and all accrued and unpaid interest and any other charges then due under the Loan Agreement, shall be due and payable in full. This Debenture may be prepaid without premium or penalty and shall be prepaid pro rata with any prepayments of Indebtedness (other than Senior Obligations) which is pari passu with or subordinated to this Debenture.

     3.  MANDATORY PRINCIPAL INSTALLMENTS:  If this Debenture is not sooner
         ---------------------------------
redeemed or converted as provided hereunder, Borrower shall pay to Holder, commencing on March 2, 2001 and continuing on the first day of each successive month thereafter prior to maturity, mandatory principal redemption installments, each of such installments to be in the amount of Ten Dollars ($10) per Thousand Dollars ($1,000) of the then remaining Principal Amount, and further, at maturity, Borrower shall pay to Holder a final installment of the remaining unpaid Principal Amount, and all accrued and unpaid interest and any other charges then due under the Loan Agreement.

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     4.  OPTIONAL REDEMPTION BY HOLDER:  (a) If at any time after the date
         ------------------------------
hereof (i) the Company's Common Stock, $.001 par value ("Common Stock"), is not listed on the NASDAQ National Market System ("National Market"), the New York Stock Exchange ("NYSE"), the American Stock Exchange ("AMEX"), or quoted on the NASDAQ Small Cap System ("Small Cap System"), (ii) there is a change of control of the Company's voting stock, without the written consent of the Holder, (iii) there is a change of at least two-thirds of the members of the Company's Board of Directors in any three (3)-year period, other than individual resignations in the normal course, without the written consent of the Holder, (iv) all or substantially all of the assets or capital stock of the Company or its subsidiaries are sold, without the consent of the Holder, or (v) the Company or its subsidiaries are merged or consolidated with or into unaffiliated entities, without the written consent of Holder, the Holder shall have the right to require this Debenture to be redeemed by the Company at the sum equal to the Principal Amount, together with an amount equal to an 15% annual yield on the Principal Amount through the date of redemption (the "Redemption Date").

     (b) If J. William Brandner does not continue to serve the Company in the capacity of President and Chief Executive Officer, then the Holder shall have the right to require this Debenture to be redeemed by the Company at the sum equal to the Principal Amount, together with an amount equal to 15% annual yield on the Principal Amount through the Redemption Date.

     (c) The Holder may exercise its right to require that the Company redeem this Debenture pursuant to Section 4(a) or Section 4(b) prior to maturity by giving notice thereof to the Company, which notice shall specify the terms of redemption (including the place at which the Holder may obtain payment), the total redemption payment and the Redemption Date, which date shall not be less than 30 days nor more than 60 days after the date of the notice.

     5.  OPTIONAL REDEMPTION BY COMPANY: (a) On any interest payment date, and
         -------------------------------
after prior irrevocable notice as provided for below, this Debenture is redeemable, in whole but not in part, at 101% of par, together with accrued and unpaid interest through the Redemption Date, by the Company, if all of the following conditions are satisfied: (i) the closing bid price for the Common Stock averages at least $8.64 per share for the 20 consecutive trading days prior to the irrevocable notice and the Common Stock is listed or quoted on the National Market, the Small Cap System, AMEX or NYSE; (ii) the average daily trading volume for the 45 consecutive trading days prior to the irrevocable notice shall be no less than 30,000 shares; and (iii) the Company shall have filed a registration statement covering the shares of Common Stock issuable upon conversion of this Debenture, which shall have become effective. The foregoing bid price test shall be duly adjusted for stock splits, stock dividends, subdivisions, combinations, mergers, consolidations, and other recapitalizations. The Company's right of redemption is subject to the Holder's prior right of conversion of the Debenture.

     (b) In the event that the conditions for an adjustment in the Conversion Price pursuant to Section 6(b) and (c) hereof are satisfied, this Debenture is redeemable by the Company, in whole but not in part, at the sum equal to the Principal Amount, together with an amount equal to a 15% annual yield on the Principal Amount through the Redemption Date.

     (c) The Company may exercise its right to redeem this Debenture pursuant to
Section 5(a) or (b) prior to maturity by giving notice thereof to the Holder of this Debenture as such name appears on the books of the Borrower, which notice shall specify the terms of redemption (including the place at which the Holder may obtain payment), the total redemption payment and the Redemption Date, which date shall not be less than 30 days nor more than 60 days after the date of the notice.

     6.  CONVERSION RIGHT:  (a) The Holder of this Debenture shall have the
         -----------------
right, at Holder's option, at any time, to convert all, or, in multiples of $100,000, any part of this Debenture into such number of fully paid and nonassessable shares of Common Stock as provided herein. The Holder of this Debenture may exercise the conversion right by giving written notice (the "Conversion Notice") to Borrower of the exercise of such right and stating the name or names in which the stock certificate or stock certificates for the shares of Common Stock are to be issued and the address to which

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such certificates shall be delivered. The Conversion Notice shall be accompanied by the Debenture. The number of shares of Common Stock that shall be issuable upon conversion of the Debenture shall equal the face amount of the Debenture divided by the Conversion Price (as defined below) and in effect on the date the Conversion Notice is given; provided, however, that in the event that this Debenture shall have been partially redeemed, shares of Common Stock shall be issued pro rata, rounded to the nearest whole share. Conversion shall be deemed to have been effected on the date the Conversion Notice is received (the "Conversion Date"). In the case of any Debenture called for redemption, the conversion rights will expire at the close of business on the Redemption Date. Within 20 business days after receipt of the Conversion Notice, Borrower shall issue and deliver by hand against a signed receipt therefor or by United States registered mail, return receipt requested, to the address designated in the Conversion Notice, a stock certificate or stock certificates of Borrower representing the number of shares of Common Stock to which Holder is entitled and a check or cash in payment of all interest accrued and unpaid on the Debenture up to and including the Conversion Date. The conversion rights will be governed by the following provisions:

     (b) Conversion Price.  On the issue date hereof and until such time as an
         -----------------
adjustment shall occur, the Conversion Price shall be $4.75 per share; provided, however, that the Conversion Price shall be subject to adjustment at the times and in accordance with the provisions set forth below. Any such adjustment shall be subject to the Company's optional right to redeem this Debenture as set forth in Section 5(b) hereof, upon notice given in the manner set forth in
Section 5(c) hereof.

             (i)   Adjustment for Issuance of Shares at Less Than the Conversion
                   -------------------------------------------------------------
Price.  If and whenever any Additional Common Stock shall be issued by Borrower
-----
(the "Stock Issue Date") for a consideration per share less than the Conversion Price, then in each such case the initial Conversion Price shall be reduced to a new Conversion Price in an amount equal to the price per share for the Additional Common Stock then issued, if issued in connection with a sale of shares, or the value of the Additional Common Stock then issued, as determined in accordance with generally accepted accounting principles, if issued other than for cash, and the number of shares issuable to Holder upon conversion shall be proportionately increased; and, in the case of Additional Common Stock issued without consideration, the initial Conversion Price shall be reduced in amount and the number of shares issued upon conversion shall be increased in an amount so as to maintain for the Holder the right to convert the Debenture into shares equal in amount to the same percentage interest in the Common Stock of the Company as existed for the Holder immediately preceding the Stock Issue Date.

             (ii)  Sale of Shares.  In case of the issuance of Additional Common
                   --------------
Stock for a consideration part or all of which shall be cash, the amount of the cash consideration therefor shall be deemed to be the gross amount of the cash paid to Borrower for such shares, before deducting any underwriting compensation or discount in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services or for any expenses incurred in connection therewith. In case of the issuance of any shares of Additional Common Stock for a consideration part or all of which shall be other than cash, the amount of the consideration therefor, other than cash, shall be deemed to be the then fair market value of the property received.

             (iii) Stock Dividends.  Shares of Common Stock issued as a
                   ---------------
dividend or other distribution on any class of capital stock of Borrower shall be deemed to have been issued without consideration.

             (iv)  Stock Splits, Subdivisions or Combinations.  In the event of
                   ------------------------------------------
a stock split or subdivision of shares of Common Stock into a greater number of shares, the Conversion Price shall be proportionately decreased, and in the event of a combination of shares of Common Stock into a smaller number of shares, the Conversion Price shall be proportionately increased, such increase or decrease, as the case may be, becoming effective at the record date.

             (v)   Exceptions.  The term "Additional Common Stock" herein shall
                   ----------
mean all shares of Common Stock hereafter issued by Borrower (including Common Stock held in the treasury of Borrower), except (A) Common Stock issued upon the conversion of any of the Debentures; (B) Common Stock issued upon exercise of any outstanding

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                                    Page 3
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                                                          Issuers Initial
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warrants, options or convertible debt instruments; (C) Common Stock issued upon exercise of outstanding employee stock options; (D) up to 200,000 shares of Common Stock issuable upon exercise of warrants issued to the Holders; and (E) up to 200,000 shares of Common Stock to be issued upon exercise of options or warrants to be granted to its investment advisors for consulting services or to employees under its employee stock option and stock compensation plans.

     (c) Adjustment for Mergers, Sales and Consolidations.  In the event of any
         -------------------------------------------------
consolidation or merger of the Company with or into, or the sale of all or substantially all of the properties and assets of the Company, to any person, and in connection therewith, consideration is payable to holders of Common Stock in cash, securities or other property, then as a condition of such consolidation, merger or sale, lawful provision shall be made, and duly executed documents evidencing the same shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the maturity of this Debenture to purchase, at a total price equal to the Conversion Price immediately prior to such event, the kind and amount of cash, securities or other property receivable in connection with such consolidation, merger or sale, by a holder of the same number of shares of Common Stock as were exercisable by the Holder immediately prior to such consolidation, merger or sale. In any such case, appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any cash, securities or property deliverable upon exercise hereof. Notwithstanding the foregoing, (i) if the Company merges or consolidates with, or sells all or substantially all of its property and assets to, any other person, and consideration is payable to holders of Common Stock in exchange for their Common Stock in connection with such merger, consolidation or sale which consists solely of cash, or (ii) in the event of the dissolution, liquidation or winding up of the Company, then the Holder shall be entitled to receive distributions on the date of such event on an equal basis with holders of Common Stock as if this Debenture had been converted immediately prior to such event, less the Conversion Price. Upon receipt of such payment, if any, the rights of the Holder shall terminate and cease and this Debenture shall expire. In case of any such merger, consolidation or sale of assets, the surviving or acquiring person and, in the event of any dissolution, liquidation or winding up of the Company, the Company shall promptly, after receipt of this surrendered Debenture, make payment by delivering a check in such amount as is appropriate (or, in the case of consideration other than cash, such other consideration as is appropriate) to such person as it may be directed in writing by the Holder surrendering this Debenture.

     (d) Distributions.  In the event of distribution to all Common Stock
         -------------
holders of any securities, cash or properties or assets or other rights to purchase securities or assets, then, after such event, this debenture will also be convertible into the kind and amount of securities, cash and other property which the Holder would have been entitled to receive if the Holder owned the Common Stock issuable upon conversion of the Debenture immediately prior to the occurrence of such event.

     (e) Capital Reorganization and Reclassification.  In case of any capital
         -------------------------------------------
reorganization or reclassification of the Common Stock of Borrower (other than a change in par value or as a result of a stock dividend, subdivision, split up or combination of shares), this Debenture shall be convertible into the kind and number of shares of stock or other securities or property of Borrower to which the holder of the Debenture would have been entitled to receive if the holder owned the Common Stock issuable upon conversion of the Debenture immediately prior to the occurrence of such event. The provisions of the immediately foregoing sentence shall similarly apply to successive reorganizations, reclassifications, consolidations, exchanges, leases, transfers or other dispositions or other share exchanges.

     (f) Notice.  In the event Borrower shall propose to take any action which
         ------
shall result in an adjustment in the Conversion Price, Borrower shall give notice to the Holder of this Debenture, which notice shall specify the record date, if any, with respect to such action and the date on which such action is to take place. Such notice shall be given on or before the earlier of 10 days before the record date or the date which such action shall be taken. Such notice shall also set forth all facts (to the extent known) material to the effect of such action on the Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon conversion of this Debenture.

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     (g) Certificate.  Following completion of an event which results in an
         -----------
adjustment to the Conversion Price, Borrower shall furnish to the holder of this Debenture a statement, signed by the Chief Executive Officer and the Secretary of the Borrower, of the facts creating such adjustment and specifying the resultant adjusted Conversion Price then in effect, which statement shall constitute an amendment to this Debenture.

     7.  ONE-TIME ADJUSTMENT TO CONVERSION PRICE.  Notwithstanding the
         ---------------------------------------
provisions of Section 6 hereof, if the volume-weighted average closing bid price of the Common Stock, as reported in The Wall Street Journal, for the 45 consecutive trading days (the "Trading Period") following Borrower's public press release of its fourth quarter 1999 financial results (such volume-weighted average closing bid price herein referred to as the "1999 Conversion Price Adjustment") is a price less than the initial Conversion Price and if the Company does not achieve June 30, 1999 fiscal year pre-tax income of $3,500,000 excluding extraordinary gains, then the Conversion Price shall be adjusted downward to an amount equal to 100% of the 1999 Conversion Price Adjustment. If an adjustment is required pursuant to this Section 7, then the Borrower shall furnish to the holder of this Debenture a statement, within ten days of the occurrence thereof, signed by the Chief Financial Officer and the Secretary of Borrower, of the facts creating such adjustment and specifying the resultant adjusted Conversion Price then in effect, which statement shall constitute an amendment to the Debenture. The Holder shall not convert this Debenture or sell any shares of Common Stock during the Trading Period. Such one-time adjustment to the Conversion Price shall be subject to the Holder's optional right to require the Company to redeem this Debenture at the sum equal to the Principal Amount, together with an amount equal to an 15% annual yield on the Principal Amount through the Redemption Date, upon notice given in the manner set forth in
Section 4(b) hereof, if the Company reports pre-tax income of less than $3,500,000, excluding extraordinary gains, for the June 30, 1999 fiscal year.

     8.  RESERVATION OF SHARES:  Borrower warrants and agrees that it shall at
        ----------------------
all times reserve and keep available, free from preemptive rights, sufficient authorized and unissued shares of Common Stock or treasury shares of Common Stock necessary to effect conversion of this Debenture.

     9.  REGISTRATION RIGHTS: The shares of Common Stock issued upon conversion
         --------------------
of this Debenture shall be restricted from transfer by the holder, unless the shares are duly registered for sale pursuant to the Securities Act of 1933, as amended, or the transfer is exempt from registration. The Holder has certain rights with respect to the registration of shares of Common Stock issued upon the conversion of this Debenture pursuant to the terms of the Loan Agreement. Borrower agrees that a copy of the executed Loan Agreement and all amendments shall be available to the Holder at the offices of the Company.

     10. TAXES: The Company shall pay any documentary or other transactional
         ------
taxes attributable to the issuance or delivery of this Debenture or the shares of Common Stock issued upon conversion by the Holder (excluding any federal, state or local income taxes and any franchise taxes or taxes imposed upon the Holder by the jurisdiction, or any political subdivision thereof, under which such Holder is organized or is qualified to do business.)

     11. DEFAULT:
         --------

     (a) Event of Default: An "Event of Default" shall exist if an "Event of
         ----------------
Default" (as defined in the Loan Agreement) shall occur and be continuing.

     (b) Remedies Upon Event of Default: If an Event of Default shall have
         ------------------------------
occurred and be continuing, then the Holder or Agent may exercise any one or more of the rights and remedies provided in the Loan Documents, as the Holder or Agent, in its sole discretion, may deem necessary or appropriate.

     (c) Remedies Nonexclusive:  Each right, power or remedy of the holder
         ---------------------
hereof upon the occurrence of any Event of Default as provided for in this Debenture or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Debenture

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                                    Page 5
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                                                          Issuers Initial
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or now or hereafter existing at law or in equity or by statute, and the exercise or beginning of the exercise by the holder or transferee hereof of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the holder of any or all such other rights, powers or remedies.

     (d) Expenses: Upon the occurrence of a Default or an Event of Default,
         --------
which occurrence is not cured within the notice provisions, if any provided therefore, Borrower agrees to pay and shall pay all costs and expenses (including attorneys' fees and expenses) incurred by the Holder or Agent in connection with the preservation and enforcement of Holder's rights under the Loan Agreement, the Debenture, or any other Loan Document.

     12. FAILURE TO ACT AND WAIVER:  No failure or delay by the holder hereof to
         --------------------------
require the performance of any term or terms of this Debenture or not to exercise any right or any remedy shall constitute a waiver of any such term or of any right or of any default, nor shall such delay or failure preclude the holder hereof from exercising any such right, power or remedy at any later time or times. By accepting payment after the due date of any amount payable under this Debenture, the holder hereof shall not be deemed to waive the right either to require payment when due of all other amounts payable, or to later declare a default for failure to effect such payment of any such other amount. The failure of the holder of this Debenture to give notice of any failure or breach of the Borrower under this Debenture shall not constitute a waiver of any right or remedy in respect of such continuing failure or breach or any subsequent failure or breach.

     13. CONSENT TO JURISDICTION:  The Company hereby agrees and consents that
         ------------------------
any action, suit or proceeding arising out of this Debenture may be brought in any appropriate court in the State of Texas, including the United States District Court for the Northern District of Texas, or in any other court having jurisdiction over the subject matter, all at the sole election of the Holder hereof, and by the issuance and execution of this Debenture the Borrower irrevocably consents to the jurisdiction of each such court. The Company hereby irrevocably appoints CT Corporation System, Dallas, Texas, as agent for the Borrower to accept service of process for and on behalf of the Borrower in any action, suit or proceeding arising out of this Debenture. Except for default in payment of interest or principal when and as they become due, and except as otherwise specifically set forth herein or otherwise agreed to in writing by the parties, any action dispute, claim or controversy (all such herein called "Dispute") between or among the parties as to the facts or the interpretation of the Debenture shall be resolved by arbitration as set forth in the Loan Agreement.

     14. HOLDER'S RIGHT TO REQUEST MULTIPLE DEBENTURES:  The Holder shall, upon
         ----------------------------------------------
written request and presentation of the Debenture, have the right, at any interest payment date, to request division of this Debenture into two or more instruments, each of such to be in such amounts as shall be requested; provided however that no Debenture shall be issued in denominations of face amount less than $100,000.

     15. TRANSFER:  Subject to Section 12.08 of the Loan Agreement, this
         ---------
Debenture may be transferred on the books of the Borrower by the registered Holder hereof, or by Holder's attorney duly authorized in writing, in multiples of $100,000 only upon (i) delivery to the Borrower of a duly executed assignment of the Debenture, or part thereof, to the proposed new Holder, along with a current notation of the amount of payments received and net Principal Amount yet unfunded, and presentment of such Debenture to the Borrower for issue of a replacement Debenture, or Debentures, in the name of the new Holder, (ii) the designation by the new Holder of the Lender's agent for notice, such agent to be the sole party to whom Borrower shall be required to provide notice when notice to Lender is required hereunder and who shall be the sole party authorized to represent Lender in regard to modification or waivers under the Debenture, the Loan Agreement, or other Loan Documents; and any action, consent or waiver, (other than a compromise of principal and interest), when given or taken by Lender's agent for notice, shall be deemed to be the action of the holders of a majority in amount of the Principal Amount of the Debenture, as such holders are recorded on the books of the Borrower, and (iii) in compliance with the legend to read as follows:

     "The Securities represented by this Debenture have not been registered under the Securities Act of 1933, as amended ("Act"), or applicable state securities laws ("State Acts") and shall not be sold,

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                                    Page 6
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     hypothecated, donated or otherwise transferred unless the Company shall have received an opinion of Legal Counsel for the Company, or such other evidence as may be satisfactory to Legal Counsel for the Company, to the effect that any such transfer shall not require registration under the Act and the State Acts."

     The Company shall be entitled to treat any holder of record of the Debenture as the Holder in fact thereof and of the Debenture and shall not be bound to recognize any equitable or other claim to or interest in this Debenture in the name of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by applicable law.

     16.  NOTICES:  All notices and communications under this Debenture shall be
          --------
in writing and shall be either delivered in person or by overnight service such as FedEx and accompanied by a signed receipt therefor; or mailed first-class United States certified mail, return receipt requested, postage prepaid, and addressed as follows: (i) if to the Borrower at its address for notice as stated in the Loan Agreement; and (ii) if to the Holder of this Debenture, to the address (a) of such Holder as it appears on the books of the Borrower or (b) in the case of a partial assignment to one or more Holders, to the Lender's agent for notice, as the case may be. Any notice of communication shall be deemed given and received as of the date of such delivery if delivered; or if mailed, then three days after the date of mailing.

     17.  MAXIMUM INTEREST RATE:  (a) Regardless of any provision contained in
          ----------------------
this Debenture, Lender shall never be entitled to receive, collect or apply as interest on the Debenture any amount in excess of interest calculated at the Maximum Rate, and, in the event that Lender ever receives, collects or applies as interest any such excess, the amount which would be excessive interest shall be deemed to be a partial prepayment of principal and treated hereunder as such; and, if the principal amount of the Debenture is paid in full, any remaining excess shall forthwith be paid to Borrower. In determining whether or not the interest paid or payable under any specific contingency exceeds interest calculated at the Maximum Rate, Borrower and Lender shall, to the maximum extent permitted under applicable law, (i) characterize any non principal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, pro rate, allocate and spread, in equal parts, the total amount of interest throughout the entire contemplated term of the Debenture; provided that, if the Debenture is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds interest calculated at the Maximum Rate, Lender shall refund to Borrower the amount of such excess or credit the amount of such excess against the principal amount of the Debenture and, in such event, Lender shall not be subject to any penalties provided by any laws for contracting for, charging, taking, reserving or receiving interest in excess of interest calculated at the Maximum Rate.

     (b) "Maximum Rate" shall mean, on any day, the highest nonusurious rate of interest (if any) permitted by applicable law on such day that at any time, or from time to time, may be contracted for, taken, reserved, charged or received on the Indebtedness evidenced by the Debenture under the laws which are presently in effect of the United States of America or by the laws of any other jurisdiction which are or may be applicable to the holders of the Debenture and such Indebtedness or, to the extent permitted by law, under such applicable laws of the United States of America or by the laws of any other jurisdiction which are or may be applicable to the holder of the Debenture and which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

     18.  RIGHTS UNDER LOAN AGREEMENT. This Debenture is issued pursuant to the
          ---------------------------
Convertible Loan Agreement dated of even date herewith among the Company, Renaissance III and Renaissance PLC, as Lenders, and Agent, and the holders hereof are entitled to all the rights and benefits. Both Borrower and Lenders have participated in the negotiation and preparation of the Loan Agreement and of this Debenture. Borrower agrees that a copy of the Loan Agreement with all amendments, additions and substitutions therefor shall be available to the Holders at the offices of Borrower.

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     19.  DEFINED TERMS:  Capitalized terms used but not defined herein shall
          --------------
have the meaning given them in the Loan Agreement.

     20.  GOVERNING LAW:  This Debenture shall be governed by and construed and
          --------------
enforced in accordance with the substantive laws of the State of Texas, without regard to the conflicts of laws provisions thereof, and the applicable laws of the United States.

     IN WITNESS WHEREOF, the Company has caused this Debenture to be duly issued, executed and delivered on the date and year above stated.


                                    LA-MAN CORPORATION



                                    By:   /s/ J. William Brandner
                                       -----------------------------------------
                                       J. William Brandner
                                       President and Chief Executive Officer

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                                                          Issuers Initial
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